                  The Lincoln National Life Insurance Company:
              Lincoln Life Flexible Premium Variable Life Account M

                          Supplement Dated May 1, 2005
                           To the Prospectus for VULDB

The information in this supplement updates and amends certain information contained in the last Product Prospectus you received. Keep this supplement with your Prospectus for reference.

The following funds have been added as investment options and will be available as of May 16, 2005. The following information should be added to the "Funds" section of the Prospectus:

Lincoln Variable Insurance Products Trust, advised by Delaware Management
Company

         Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

         Conservative Profile Fund (Standard Class): Current income. (Subadvised by Wilshire Associates Incorporated)

         Moderate Profile Fund (Standard Class): Total return.
         (Subadvised by Wilshire Associates Incorporated)

         Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)

The following replaces Table III in the Charges and Fees section of your product prospectus:

If your policy was issued prior to September 4, 2001 the following table applies:

       Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
---------------------------------------------------------- -------------------------- -----------------------
             Total Annual Operating Expense                         Minimum                  Maximum
---------------------------------------------------------- -------------------------- -----------------------
Total Management fees, distribution and/or service
(12b-1) fees, and other expenses.                                    0.29%                    2.52%+
---------------------------------------------------------- -------------------------- -----------------------

+ Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 1.53%. These waivers and reductions generally extend through April 30, 2006 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.

If your policy was issued on September 4, 2001 or later the following table applies:

       Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
---------------------------------------------------------- -------------------------- -----------------------
             Total Annual Operating Expense                         Minimum                  Maximum
---------------------------------------------------------- -------------------------- -----------------------
Total Management fees, distribution and/or service
(12b-1) fees, and other expenses.                                    0.29%                    3.88%+
---------------------------------------------------------- -------------------------- -----------------------

+ Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 2.77%. These waivers and reductions generally extend through April 30, 2006 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.


SUPP-05.01                                                        GW N-6 - Funds

The following replaces the section titled Limits on Frequent Transfers:

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


SUPP-05.01                                                        GW N-6 - Funds